EXHIBIT 99.2

CCBG QUARTERLY FINANCIAL DATA SUPPLEMENT

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

Financial Highlights
Second Quarter, 2007

TALLAHASSEE, Fla. -

•	Quarterly earnings totaled $7.9 million, or $0.43 per diluted share, compared to $8.3 million, or $0.44 per diluted share in the second quarter of 2006.

•
Earnings for the quarter were negatively impacted by margin compression and a higher loan loss provision, but benefited from strong growth in noninterest income and expense management initiatives, which continue to contribute positively to earnings as evidenced by a 3.8% decrease in noninterest expense from the second quarter of 2006 and a 2.2% decrease from the prior quarter.

•	Tax equivalent net interest income declined 5.0% as a result of a 46 basis point increase in funding costs compared to the second quarter of 2006.

•	Noninterest income continues to show improvement as evidenced by a 7.7% increase over the second quarter of 2006 and an 8.0% increase over the prior quarter.

•
Higher loan loss provision is due to a higher level of impaired loan reserves primarily attributable to one large commercial real estate loan. Allowance for loan losses continues to be adequately funded at .91% of total loans (net of overdrafts) and 194% of non-performing loans.

•	Well-capitalized with a risk based capital ratio of 14.66%.

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(Dollars in thousands, except per share data)	2007	2007	2006	2007	2006
EARNINGS
Net Income	$7,891	6,957	8,315	14,848	15,736
Per Common Share - Diluted	0.43	0.38	0.44	0.81	0.84
PERFORMANCE
Return on Average Equity	10.23%	8.91	10.56	9.57	10.12
Return on Average Assets	1.26	1.11	1.28	1.19	1.22
Net Interest Margin	5.33	5.29	5.38	5.31	5.31
Noninterest Income as % of Operating Revenue	34.64	33.02	31.69	33.84	31.32
Efficiency Ratio	64.44	67.90	66.23	66.15	66.70
CAPITAL ADEQUACY
Tier 1 Capital Ratio	13.67%	13.88	12.99	13.67	12.99
Total Capital Ratio	14.66	14.83	13.92	14.66	13.92
Leverage Ratio	11.14	11.22	10.35	11.14	10.35
Equity to Assets	11.91	12.04	11.56	11.91	11.56

	Three Months Ended			Six Months Ended
	June 30,	Mar 31,	June 30,	June 30,	June 30,
(Dollars in thousands, except per share data)	2007	2007	2006	2007	2006
ASSET QUALITY
Allowance as % of Non-Performing Loans	193.69%	207.67	325.80	193.69	325.80
Allowance as a % of Loans (net of overdrafts)	0.91	0.87	0.84	0.90	0.84
Net Charge-Offs as % of Average Loans	0.27	0.28	0.03	0.27	0.09
Nonperforming Assets as % of Loans and ORE	0.52	0.48	0.28	0.52	0.28
STOCK PERFORMANCE
High	$33.69	35.91	35.39	35.91	37.97
Low	29.12	29.79	29.51	29.12	29.51
Close	$31.34	33.30	30.20	31.34	30.20
Average Daily Trading Volume	40,051	24,499	27,302	32,338	21,387

Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported earnings for the second quarter of 2007 totaling $7.9 million ($0.43 per diluted share) compared to $8.3 million ($0.44 per diluted share) in the second quarter of 2006, down 2.3% on a per-share basis. The Return on Average Assets was 1.26% and the Return on Average Equity was 10.23%, compared to 1.28% and 10.56%, respectively, for the comparable period in 2006.

The decrease in earnings compared to second quarter 2006 was attributable to a reduction in net interest income of $1.7 million and a $1.6 million increase in the loan loss provision, partially offset by an increase in noninterest income of $1.1 million, a decrease in noninterest expense of $1.2 million, and a reduction in income taxes of $600,000. The decrease in net interest income is reflective of a 46 basis point increase in funding costs. The higher loan loss provision is reflective of a higher level of required reserves for impaired loans. The 7.7% increase in noninterest income is due to increases in deposit fees, retail brokerage fees, and card processing fees. The 3.8% decline in noninterest expense reflects lower compensation, advertising, and miscellaneous expense.

“The Company’s underlying performance for the second quarter and the first half is essentially a reflection of the current rate environment and lower loan volume - as economic momentum throughout our markets has tempered. The business activity within our footprint is not driven primarily by real estate speculation, as has occurred in many Florida regions, but we are seeing slower general economic growth in the northern sectors of the state,” said William G. Smith, Jr., Chairman, President, and CEO of Capital City Bank Group, Inc. “Our overall credit quality remains favorable and the diversification within our loan portfolios should mitigate undue exposure to material deterioration of any specific asset class. As noted in this release, the quarter’s increase in our loan loss provision from the second quarter in 2006 is primarily attributable to a single credit.”

“The Company repurchased 428,442 shares of its common stock during the second quarter under its previously-announced buyback authorization, which is a business decision that we believe adds significantly to shareholder value.” said Smith. “We intend to continue to execute on this prudent initiative.”

Tax equivalent net interest income in the second quarter decreased $1.5 million, or 5.0%, compared to the second quarter of 2006, due to an increase in funding costs. The net interest margin decreased 5 basis points from the second quarter of 2006 to a level of 5.33%. The earning asset yield improved by 41 basis points, but was more than offset by a 46 basis point increase in the cost of funds.

The provision for loan losses of $1.7 million for the quarter was $1.6 million higher than the second quarter of 2006 primarily attributable to a $5.7 million commercial real estate project located on Florida’s west coast, for which a reserve requirement of $927,000 is maintained. At this time, management believes the reserve allocated to this loan is sufficient to absorb any anticipated loss. Net charge-offs totaled $1.3 million, or .27%, of average loans for the quarter compared to $0.1 million, or .03%, for the second quarter of 2006. At quarter-end, the allowance for loan losses was .91% of outstanding loans (net of overdrafts) and provided coverage of 194% of nonperforming loans.

Noninterest income increased $1.1 million, or 7.7%, from the second quarter of 2006 primarily due to higher deposit fees, retail brokerage fees, and card processing fees. The increase in deposit fees is due primarily to an increase in non-sufficient funds and overdraft activity and an increase in fees for deposit accounts initiated during the quarter. Retail brokerage fees increased as a result of increased activity by clients and improvement in the internal referral system for this service. Card processing fees were driven higher primarily by increased transaction volume for merchant services and increased interchange fees related to bank payment card activity.

Noninterest expense decreased by $1.2 million, or 3.8% compared to the second quarter of 2006. Lower expense for compensation ($212,000), advertising ($249,000), training ($158,000), and travel and entertainment ($85,000) were the primary reasons for the decrease. The decline in compensation reflects a lower level of incentive plan expense. The decline in advertising, training, and travel and entertainment expense is reflective of steps taken by management to improve expense management controls.

Average earning assets for the second quarter decreased $91.6 million, or 4.0%, from the second quarter of 2006 due to a decline in deposits and FHLB borrowings. Average loans decreased $95.7 million, or 4.7% during the same period reflective of higher principal pay-downs and loan pay-offs, including the pay-off of several larger commercial loans, and a general slowing of lending activity.

Nonperforming assets of $10.1 million increased from the second quarter of 2006 by $4.3 million. The increase in the level of nonperforming assets is due to a $3.7 million increase in non-accrual loans and a $0.6 million increase in other real estate owned. Nonperforming assets represented .52% of loans and other real estate at the end of the second quarter compared to .28% for the same period in 2006 and .44% at year-end 2006.

Average total deposits decreased $60.3 million, or 2.9%, from the second quarter of 2006 driven primarily by declines in demand deposit ($63.9 million), savings ($13.6 million), and time deposits ($43.9 million). Increases in NOW ($31.4 million) and money market accounts ($29.6 million), respectively, partially offset the aforementioned declines in demand deposit, savings, and time deposits. The change in deposit mix between the demand deposit/savings and NOW/money market categories primarily reflects the migration of clients toward higher rate nonmaturity deposit products. The decline in time deposit balances reflects management’s unwillingness to retain higher cost funding in the face of a declining loan portfolio.

The Company had approximately $38.3 million in average net overnight funds sold for the second quarter of 2007 as compared to $35.7 million in average net overnight funds sold in the second quarter of 2006. The increase is due to the aforementioned reduction in the loan portfolio.

About Capital City Bank Group, Inc.

Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial services companies headquartered in Florida and has approximately $2.5 billion in assets. The Company provides a full range of banking services, including traditional deposit and credit services, asset management, trust, mortgage banking, merchant services, bankcards, data processing and securities brokerage services. The Company's bank subsidiary, Capital City Bank, was founded in 1895 and now has 70 banking offices, three mortgage lending offices, and 80 ATMs in Florida, Georgia and Alabama. In 2006, Mergent, Inc., a leading provider of information on publicly traded companies, named the Company as a Dividend Achiever. To be named a Dividend Achiever, a public company must have increased its regular cash dividends for at least 10 consecutive years. Of all publicly traded U.S. companies that pay dividends, less than three percent made this list. Capital City Bank Group, Inc. was also named to this list in 2005. For more information about Capital City Bank Group, Inc., visit www.ccbg.com.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this press release are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The following factors, among others, could cause our actual results to differ: our ability to integrate acquisitions; the strength of the U.S. economy and the local economies where we conduct operations; harsh weather conditions; fluctuations in inflation, interest rates, or monetary policies; changes in the stock market and other capital and real estate markets; legislative or regulatory changes; customer acceptance of third-party products and services; increased competition and its effect on pricing; technological changes; changes in consumer spending and savings habits; our growth and profitability; changes in accounting; and our ability to manage the risks involved in the foregoing. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and our other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov). Forward-looking statements in this press release speak only as of the date of the press release, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF INCOME
Unaudited

	2007		2006			Six Months Ended
	Second	First	Fourth	Third	Second	June 30
(Dollars in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter	2007	2006

INTEREST INCOME
Interest and Fees on Loans	$39,092	$39,053	40,096	40,260	38,967	78,145	76,310
Investment Securities	1,943	1,940	1,928	1,914	1,816	3,883	3,346
Funds Sold	689	521	576	338	586	1,210	1,125
Total Interest Income	41,724	41,514	42,600	42,512	41,369	83,238	80,781

INTEREST EXPENSE
Deposits	11,098	11,000	10,830	9,985	8,716	22,098	16,438
Short-Term Borrowings	737	761	722	753	776	1,498	1,600
Subordinated Notes Payable	932	926	936	936	926	1,858	1,852
Other Long-Term Borrowings	496	502	515	615	764	998	1,574
Total Interest Expense	13,263	13,189	13,003	12,289	11,182	26,452	21,464
Net Interest Income	28,461	28,325	29,597	30,223	30,187	56,786	59,317
Provision for Loan Losses	1,675	1,237	460	711	121	2,912	788
Net Interest Income after Provision for Loan Losses	26,786	27,088	29,137	29,512	30,066	53,874	58,529

NONINTEREST INCOME
Service Charges on Deposit Accounts	6,442	6,045	6,394	6,450	6,096	12,487	11,776
Data Processing	790	715	709	674	703	1,505	1,340
Asset Management Fees	1,175	1,225	1,180	1,215	1,155	2,400	2,205
Retail Brokerage Fees	804	462	586	520	502	1,266	985
Gain on Sale of Investment Securities	-	7	-	-	(4)	7	(4)
Mortgage Banking Revenues	850	679	787	824	903	1,529	1,624
Merchant Fees	1,892	1,936	1,694	1,766	1,793	3,828	3,518
Interchange Fees	951	910	845	797	788	1,861	1,463
ATM/Debit Card Fees	661	641	658	635	627	1,302	1,226
Other	1,519	1,342	1,532	1,263	1,440	2,861	2,915
Total Noninterest Income	15,084	13,962	14,385	14,144	14,003	29,046	27,048

NONINTEREST EXPENSE
Salaries and Associate Benefits	14,992	15,719	14,943	15,278	15,204	30,711	30,634
Occupancy, Net	2,324	2,236	2,460	2,354	2,358	4,560	4,581
Furniture and Equipment	2,494	2,349	2,259	2,491	2,661	4,843	5,161
Intangible Amortization	1,458	1,459	1,484	1,536	1,536	2,917	3,066
Other	8,629	8,799	8,838	8,763	9,311	17,428	17,720
Total Noninterest Expense	29,897	30,562	29,984	30,422	31,070	60,459	61,162

OPERATING PROFIT	11,973	10,488	13,538	13,234	12,999	22,461	24,415
Provision for Income Taxes	4,082	3,531	4,688	4,554	4,684	7,613	8,679
NET INCOME	$7,891	$6,957	8,850	8,680	8,315	14,848	15,736

PER SHARE DATA
Basic Earnings	$0.43	$0.38	0.48	0.47	0.44	0.81	0.84
Diluted Earnings	0.43	0.38	0.48	0.47	0.44	0.81	0.84
Cash Dividends	0.175	0.175	0.175	0.163	0.163	0.350	0.326
AVERAGE SHARES
Basic	18,089	18,409	18,525	18,530	18,633	18,248	18,642
Diluted	18,089	18,420	18,569	18,565	18,653	18,248	18,658

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited

	2007		2006
	Second	First	Fourth	Third	Second
(Dollars in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter

ASSETS
Cash and Due From Banks	$95,573	$92,233	98,769	100,781	103,078
Funds Sold and Interest Bearing Deposits	77,297	93,832	78,795	35,631	126,210
Total Cash and Cash Equivalents	172,870	186,065	177,564	136,412	229,288

Investment Securities, Available-for-Sale	189,680	191,446	191,894	190,617	191,232

Loans, Net of Unearned Interest
Commercial, Financial, & Agricultural	203,555	205,048	229,327	218,442	220,345
Real Estate - Construction	159,751	180,549	179,072	183,238	180,049
Real Estate - Commercial	640,172	643,272	643,885	647,302	672,881
Real Estate - Residential	493,783	509,040	524,301	529,087	536,346
Real Estate - Home Equity	175,781	172,283	173,597	174,577	171,835
Consumer	240,110	235,175	234,596	237,069	238,381
Credit Card	-	-	-	-	-
Other Loans	14,715	14,899	11,837	14,521	29,784
Overdrafts	2,844	5,575	3,106	5,223	3,239
Total Loans, Net of Unearned Interest	1,930,711	1,965,841	1,999,721	2,009,459	2,052,860
Allowance for Loan Losses	(17,469)	(17,108)	(17,217)	(17,311)	(17,264)
Loans, Net	1,913,242	1,948,733	1,982,504	1,992,148	2,035,596

Premises and Equipment, Net	92,656	88,812	86,538	84,915	81,407
Intangible Assets	101,485	102,944	104,402	105,886	107,422
Other Assets	60,815	60,117	55,008	48,895	52,541
Total Other Assets	254,956	251,873	245,948	239,696	241,370

Total Assets	$2,530,748	$2,578,117	2,597,910	2,558,873	2,697,486

LIABILITIES
Deposits:
Noninterest Bearing Deposits	$456,986	$467,875	490,014	506,331	572,549
NOW Accounts	559,050	575,740	599,433	533,549	555,350
Money Market Accounts	401,415	396,150	384,568	387,906	377,958
Regular Savings Accounts	119,585	124,970	125,500	129,884	135,330
Certificates of Deposit	472,554	477,327	482,139	491,569	512,672
Total Deposits	2,009,590	2,042,062	2,081,654	2,049,239	2,153,859

Short-Term Borrowings	74,307	77,936	65,023	54,171	77,571
Subordinated Notes Payable	62,887	62,887	62,887	62,887	62,887
Other Long-Term Borrowings	41,276	42,879	43,083	43,701	63,022
Other Liabilities	41,251	41,841	29,493	29,833	28,403

Total Liabilities	2,229,311	2,267,605	2,282,140	2,239,831	2,385,742

SHAREOWNERS' EQUITY
Common Stock	179	183	185	185	185
Additional Paid-In Capital	58,001	71,366	80,654	80,938	80,272
Retained Earnings	251,838	246,959	243,242	238,870	233,201
Accumulated Other Comprehensive Loss, Net of Tax	(8,581)	(7,996)	(8,311)	(951)	(1,914)

Total Shareowners' Equity	301,437	310,512	315,770	319,042	311,744

Total Liabilities and Shareowners' Equity	$2,530,748	$2,578,117	2,597,910	2,558,873	2,697,486

OTHER BALANCE SHEET DATA
Earning Assets	$2,197,688	$2,251,119	2,270,410	2,235,707	2,370,302
Intangible Assets
Goodwill	84,811	84,811	84,811	84,811	84,811
Deposit Base	15,399	16,810	18,221	19,632	21,042
Other	1,275	1,323	1,370	1,443	1,569
Interest Bearing Liabilities	1,731,074	1,757,889	1,762,633	1,703,667	1,784,790

Book Value Per Diluted Share	$16.87	$16.97	17.01	17.18	16.81
Tangible Book Value Per Diluted Share	11.19	11.34	11.39	11.48	11.01
					18,530
Actual Basic Shares Outstanding	17,869	18,287	18,518	18,532	18,530
Actual Diluted Shares Outstanding	17,869	18,297	18,562	18,567	18,550

CAPITAL CITY BANK GROUP, INC.
ALLOWANCE FOR LOAN LOSSES
AND NONPERFORMING ASSETS
Unaudited

	2007		2006
	Second	First	Fourth	Third	Second
(Dollars in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

ALLOWANCE FOR LOAN LOSSES
Balance at Beginning of Period	$17,108	17,217	17,311	17,264	17,279
Provision for Loan Losses	1,675	1,237	460	711	121
Net Charge-Offs	1,314	1,346	554	664	136

Balance at End of Period	$17,469	17,108	17,217	17,311	17,264
As a % of Loans	0.91%	0.87%	0.86	0.86	0.84
As a % of Nonperforming Loans	193.69	207.67	214.09	269.35	325.80
As a % of Nonperforming Assets	172.60	181.23	197.19	253.79	299.72

CHARGE-OFFS
Commercial, Financial and Agricultural	$253	560	81	294	144
Real Estate - Construction	-	108	-	-	-
Real Estate - Commercial	5	326	54	-	-
Real Estate - Residential	992	67	154	81	23
Consumer	534	761	787	690	448

Total Charge-Offs	$1,784	1,822	1,076	1,065	615

RECOVERIES
Commercial, Financial and Agricultural	$47	36	77	43	63
Real Estate - Construction	-	-	-	-	-
Real Estate - Commercial	5	5	9	4	2
Real Estate - Residential	26	3	1	2	2
Consumer	392	432	435	352	412

Total Recoveries	$470	476	522	401	479

NET CHARGE-OFFS	$1,314	1,346	554	664	136

Net Charge-Offs as a % of Average Loans (1)	0.27%	0.28%	0.11	0.13	0.03

RISK ELEMENT ASSETS
Nonaccruing Loans	$9,019	8,238	8,042	6,427	5,299
Restructured	-	-	-	-	-
Total Nonperforming Loans	9,019	8,238	8,042	6,427	5,299
Other Real Estate	1,102	1,202	689	394	461
Total Nonperforming Assets	$10,121	9,440	8,731	6,821	5,760

Past Due Loans 90 Days or More	$332	860	135	300	205

Nonperforming Loans as a % of Loans	0.47%	0.42%	0.40	0.32	0.26
Nonperforming Assets as a % of
Loans and Other Real Estate	0.52	0.48	0.44	0.34	0.28
Nonperforming Assets as a % of Capital (2)	3.17	2.88	2.62	2.03	1.75

(1) Annualized

(2) Capital includes allowance for loan losses.

AVERAGE BALANCE AND INTEREST RATES (1)
Unaudited

	Second Quarter 2007			First Quarter 2007			Fourth Quarter 2006
	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS:
Loans, Net of Unearned Interest	$1,944,969	$39,300	8.10%	1,980,224	39,264	8.04	2,003,719	40,296	7.98

Investment Securities
Taxable Investment Securities	105,425	1,236	4.68	108,377	1,263	4.67	108,041	1,263	4.66
Tax-Exempt Investment Securities	83,907	1,088	5.19	82,627	1,039	5.03	82,568	1,020	4.94

Total Investment Securities	189,332	2,324	4.91	191,004	2,302	4.82	190,609	2,283	4.78

Funds Sold	52,935	689	5.15	40,332	521	5.17	43,738	576	5.15

Total Earning Assets	2,187,236	$42,313	7.76%	2,211,560	42,087	7.71	2,238,066	43,155	7.65

Cash and Due From Banks	88,075			88,679			94,449
Allowance For Loan Losses	(17,263)			(17,073)			(17,503)
Other Assets	253,204			247,624			242,345

Total Assets	$2,511,252			2,530,790			2,557,357

LIABILITIES:
Interest Bearing Deposits
NOW Accounts	$541,525	$2,611	1.93%	552,303	2,626	1.93	542,751	2,522	1.84
Money Market Accounts	393,403	3,458	3.53	386,736	3,427	3.59	391,346	3,488	3.54
Savings Accounts	122,560	74	0.24	125,419	78	0.25	128,027	76	0.24
Time Deposits	474,761	4,955	4.19	480,964	4,869	4.11	484,807	4,744	3.88
Total Interest Bearing Deposits	1,532,249	11,098	2.91	1,545,422	11,000	2.89	1,546,931	10,830	2.78

Short-Term Borrowings	66,764	737	4.41	68,911	761	4.46	65,385	722	4.36
Subordinated Notes Payable	62,887	932	5.94	62,887	926	5.97	62,887	936	5.91
Other Long-Term Borrowings	42,284	496	4.71	43,137	502	4.72	43,453	515	4.71

Total Interest Bearing Liabilities	1,704,184	$13,263	3.12%	1,720,357	13,189	3.11	1,718,656	13,003	3.00

Noninterest Bearing Deposits	455,169			458,304			481,522
Other Liabilities	42,547			35,645			33,276

Total Liabilities	2,201,900			2,214,306			2,233,454

SHAREOWNERS' EQUITY:	$309,352			316,484			323,903

Total Liabilities and Shareowners' Equity	$2,511,252			2,530,790			2,557,357

Interest Rate Spread		$29,050	4.64%		28,898	4.60		30,152	4.65

Interest Income and Rate Earned (2)		$42,313	7.76		42,087	7.71		43,155	7.65
Interest Expense and Rate Paid (2)		13,263	2.43		13,189	2.42		13,003	2.30

Net Interest Margin		$29,050	5.33%		28,898	5.29		30,152	5.35

(1)	Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.

(2)	Rate calculated based on average earning assets.

AVERAGE BALANCE AND INTEREST RATES (1)
Unaudited

	Third Quarter 2006			Second Quarter 2006
	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS:
Loans, Net of Unearned Interest	$$2,025,112	$40,433	7.92%	2,040,656	39,059	7.68

Investment Securities
Taxable Investment Securities	109,097	1,264	4.60	114,521	1,233	4.30
Tax-Exempt Investment Securities	81,409	999	4.90	74,862	895	4.78

Total Investment Securities	190,506	2,263	4.73	189,383	2,128	4.49

Funds Sold	25,540	338	5.19	48,778	586	4.75

Total Earning Assets	2,241,158	$43,034	7.62%	2,278,817	41,773	7.35

Cash and Due From Banks	96,969			99,830
Allowance For Loan Losses	(17,420)			(17,443)
Other Assets	239,448			241,886

Total Assets	$$2,560,155			2,603,090

LIABILITIES:
Interest Bearing Deposits
NOW Accounts	$511,299	$2,026	1.57%	510,088	1,664	1.31
Money Market Accounts	381,628	3,259	3.39	363,754	2,642	2.91
Savings Accounts	132,421	73	0.22	136,168	67	0.20
Time Deposits	504,121	4,627	3.64	518,679	4,343	3.36
Total Interest Bearing Deposits	1,529,469	9,985	2.59	1,528,689	8,716	2.29

Short-Term Borrowings	73,078	753	4.07	82,846	776	3.75
Subordinated Notes Payable	62,887	936	5.91	62,887	926	5.91
Other Long-Term Borrowings	52,367	615	4.66	63,597	764	4.82

Total Interest Bearing Liabilities	1,717,801	$12,289	2.84%	1,738,019	11,182	2.58

Noninterest Bearing Deposits	494,054			519,066
Other Liabilities	30,259			30,211

Total Liabilities	2,242,114			2,287,296

SHAREOWNERS' EQUITY:	$318,041			315,794

Total Liabilities and Shareowners' Equity	$2,560,155			2,603,090

Interest Rate Spread		$30,745	4.78%		30,591	4.77

Interest Income and Rate Earned (2)		$43,034	7.62		41,773	7.35
Interest Expense and Rate Paid (2)		12,289	2.17		11,182	1.97

Net Interest Margin		$30,745	5.45%		30,591	5.38

(1)	Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.

(2)	Rate calculated based on average earning assets.

AVERAGE BALANCE AND INTEREST RATES (1)
Unaudited

	Six Months Ended June 2007			Six Months Ended June 2006
	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS:
Loans, Net of Unearned Interest	$1,962,499	$78,564	8.07%	2,044,627	76,498	7.54

Investment Securities
Taxable Investment Securities	106,894	2,499	4.68	116,278	2,323	3.99
Tax-Exempt Investment Securities	83,270	2,127	5.11	67,158	1,570	4.67

Total Investment Securities	190,164	4,626	4.87	183,436	3,893	4.24

Funds Sold	46,669	1,210	5.16	49,188	1,125	4.56

Total Earning Assets	2,199,332	$84,400	7.73%	2,277,251	81,516	7.21

Cash and Due From Banks	88,376			104,841
Allowance For Loan Losses	(17,169)			(17,512)
Other Assets	250,428			239,190

Total Assets	$2,520,967			2,603,770

LIABILITIES:
Interest Bearing Deposits
NOW Accounts	546,884	$5,237	1.93%	510,178	3,110	1.23
Money Market Accounts	390,088	6,885	3.56	353,759	4,940	2.82
Savings Accounts	123,982	152	0.25	137,906	130	0.19
Time Deposits	477,845	9,824	4.15	520,314	8,258	3.20
Total Interest Bearing Deposits	1,538,799	22,098	2.90	1,522,157	16,438	2.18

Short-Term Borrowings	67,832	1,498	4.44	88,326	1,600	3.64
Subordinated Notes Payable	62,887	1,858	5.96	62,887	1,852	5.94
Other Long-Term Borrowings	42,708	998	4.71	66,763	1,574	4.75

Total Interest Bearing Liabilities	1,712,226	$26,452	3.11%	1,740,133	21,464	2.49

Noninterest Bearing Deposits	456,728			521,865
Other Liabilities	39,115			28,132

Total Liabilities	2,208,069			2,290,130

SHAREOWNERS' EQUITY:	312,898			313,640

Total Liabilities and Shareowners' Equity	2,520,967			2,603,770

Interest Rate Spread		$57,948	4.62%		60,052	4.72

Interest Income and Rate Earned (2)		$84,400	7.73		81,516	7.21
Interest Expense and Rate Paid (2)		26,452	2.42		21,464	1.90

Net Interest Margin		$57,948	5.31%		60,052	5.31

(1)	Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.

(2)	Rate calculated based on average earning assets.